                                                                   EXHIBIT 10.18

                       WESTCORP EXECUTIVE DEFERRAL PLAN V

                             PARTICIPATION AGREEMENT

      THIS AGREEMENT, among WESTCORP, a California corporation, (hereinafter referred to as the "the Plan Sponsor"), and the following subsidiaries: WESTERN FINANCIAL ASSOCIATE SOLUTIONS, a California corporation, WESTERN FINANCIAL BANK, a federally chartered savings bank, WFS FINANCIAL INC., a California corporation, WESTFIN INSURANCE AGENCY, INC., a California corporation, WFS RECEIVABLES CORPORATION, a Nevada corporation, and WESTRAN SERVICES CORPORATION, a California corporation (each individually referred to as "Subsidiary" and collectively referred to as "Subsidiaries"), and the ADMINISTRATIVE COMMITTEE, on behalf of the Westcorp Executive Deferral Plan V (the "Plan"), is effective as of January 1, 2004.

      WHEREAS, the Plan Sponsor originally adopted the Plan effective September 1, 2000, and its sponsorship of the Plan remains in effect;

      WHEREAS, each Subsidiary, in accordance with Article 2.1 of the Plan, has been approved by the Administrative Committee as an entity eligible to sponsor the Plan; and

      WHEREAS, each Subsidiary, pursuant to resolutions adopted by its Board of Directors, has accepted it designation as an entity eligible to sponsor the Plan, and has specifically indicated its desire to adopt the Plan and be bound by its terms.

      NOW, THEREFORE, it is mutually agreed as follows:

      1. Each Subsidiary hereby adopts the Plan and accepts co-sponsorship of the Plan with the Plan Sponsor, effective as of the date specified above, and specifically agrees to be bound by the terms of the Plan effective September 1, 2000 and as subsequently amended April 1, 2002.

      2. Each Subsidiary hereby agrees that the Plan Sponsor and/or the Administrative Committee can amend the Plan and Trust documents as provided in the documents, to be bound by any such amendments entered into by the Plan Sponsor and/or the Administrative Committee in accordance with Article 12.1 of the Plan, and that it shall be deemed to have approved such amendments.

      3. Each Subsidiary hereby agrees that the Plan shall be administered by the Administrative Committee as provided in Article 12 of the Plan.

      4. To the extent not specified by the terms of the Plan, each Subsidiary agrees that the Plan Sponsor shall have the sole authority and discretion to determine the amounts of employer contributions that the Subsidiary shall make to the Plan.

      5. The Plan Sponsor accepts the adoption and co-sponsorship of the Plan by the Subsidiary, effective as of the date specified above.

      6. The Administrative Committee agrees to the adoption and co-sponsorship of the Plan by the Subsidiary, effective as of the date specified above.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed this___________ day of _______________, 2004.

                                          WESTCORP

                                          By: _______________________________

                                          WESTERN FINANCIAL ASSOCIATE SOLUTIONS

                                          By: _______________________________

                                          WESTERN FINANCIAL BANK

                                          By: _______________________________

                                          WFS FINANCIAL INC

                                          By: _______________________________

                                          WESTFIN INSURANCE AGENCY, INC.

                                          By: _______________________________

                                          WFS RECEIVABLES CORPORATION

                                          By: _______________________________

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